Exhibit 10.39

                       ASSIGNMENT AND ASSUMPTION OF LEASE

     This Assignment and Assumption of Lease (Assignment) is made and entered into with an effective date of January 12, 2001 by and between the following parties:

ILX Resorts Incorporated (ILX)                  VCA Nevada Incorporated (VCA)
an Arizona Corporation                          an Arizona Corporation
2111 E. Highland, Suite 210                     2111 E. Highland, Suite 210
Phoenix, Arizona 85016                          Phoenix, Arizona 85016

and is made with reference to a lease entered into by and between ILX and County of Clark, a political subdivision of the State of Nevada and signed by County of Clark on November 15; 2000 (the Lease).

                                   RECITALS:

     A. ILX is presently the tenant under the Lease, a copy of which is attached to this Assignment as Exhibit A.

     B. Article II, Section 2.1 of the Lease governs Assignment. Under the provisions of Section 2.1.2, ILX may assign the Lease without the consent of County of Clark.

     C. ILX desires to assign the Lease in full to VCA subject to (i) the obligation of ILX. to guarantee the performance of VCA under the Lease and (ii) the terms and conditions set forth in this Assignment.

                            IT IS AGREED AS FOLLOWS:

     1. ASSIGNMENT. ILX hereby assigns, conveys, transfers and sets over onto VCA all of ILX's right, title and interest under the Lease subject to the terms of this Assignment including the revesting of the rights being assigned in the event that ILX is called upon to perform under its guarantee of the Lease.

     2. ASSUMPTION. VCA hereby assumes in full and agrees to perform all of the covenants and obligations that are to be paid, performed and complied with by ILX under the Lease.

     3. INDEMNITY BY VCA. VCA hereby indemnifies and holds harmless ILX from any and all liabilities, obligations, actions, proceedings or claims and all costs and expenses, including without limitation reasonable attorney's fees, in connection with the Lease based upon or arising out of any breach or alleged breach of the Lease by VCA occurring or alleged to have occurred subsequent to the effective date of this Assignment.

     4. ILX  Representation.  ILX represents  warrants and covenants to VCA that
(i) as of the date of this Assignment the Lease is in full force and effect and has not been breached, terminated, or modified and (ii) that the Lease attached as Exhibit A constitutes the entire agreement of ILX under the Lease.

     5. ILX Guarantee. ILX guarantees the performance of VCA under the Lease. In the event ILX is called upon by County of Clark to perform under the Lease, then at its option, ILX may give notice to VCA that the rights under the Lease hereby assigned by !LX to VCA are automatically revested in ILX. In such event, VCA agrees to sign all reasonable documentation required to effect the revesting to ILX.

     6. Binding Effect. This Assignment shall inure to the benefit of and shall be binding upon the parties hereto and the respective successors and assigns.

ILX Resorts Incorporated                VCA Las Vegas Incorporated
an Arizona Corporation                  an Arizona Corporation

By: /s/ Nancy J. Stone                  By: /s/ Joseph P. Martori
    ------------------------------         -------------------------------------

Its: President                          Its: Chairman
    ------------------------------          ------------------------------------

Date: 1/12/01                           Date: 1/12/01
     -----------------------------           -----------------------------------

STATE OF ARIZONA              )
                              ) SS:
COUNTY OF MARICOPA            )

     The foregoing instrument was acknowledged before me this 12th day of January, 2001 by Nancy J. Stone, the President of ILX Resorts, Incorporated.


                                        /s/ Veronica Madrid
                                        ----------------------------------------
                                        Notary Public

- -----------------------------------                      Official Seal
My commission expires                                   Veronica Madrid
                                      [SEAL]    Notary Public - State of Arizona
                                                        MARICOPA COUNTY
                                                  My Comm. Expires July 1, 2001


STATE OF ARIZONA              )
                              ) SS:
COUNTY OF MARICOPA            )

     The foregoing instrument was acknowledged before me this 12th day of January, 2001 by Joseph P. Martori, the Chairman of VCA Las Vegas Incorporated.


                                        /s/ Veronica Madrid
                                        ----------------------------------------
                                        Notary Public

- -----------------------------------                      Official Seal
My commission expires                                   Veronica Madrid
                                      [SEAL]    Notary Public - State of Arizona
                                                        MARICOPA COUNTY
                                                  My Comm. Expires July 1, 2001